UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

INNEALTA RISK BASED OPPORTUNITY MODERATE FUND

Annual Report

December 31, 2013

www.innealtacapital.com

1 (855) USE-ETFS

Distributed by Northern Lights Distributors, LLC

Member FINRA

Performance Review

Innealta Risk-Based Opportunity Moderate Fund (ROMIX)

Innealta Risk-Based Opportunity Moderate Fund (ROMIX) returned 1.62% on a total-return basis for the fiscal period end of December 31, 2013. Given the inception of the Fund on September 30, 2013, these results reflect only the performance of the final quarter of the fiscal and calendar year. This compares to a total return of 4.29% for the Fund’s benchmark, which is comprised of a 60%/40% quarterly rebalanced blend of the MSCI All Country World ex. U.S. Index (60%) and the Barclays Capital U.S. Aggregate Index (40%).

Based on the strategic and tactical positioning of the Fund by the Investment Committee through the quarter, the Fund remained underweight the benchmark in equities on an effective-exposure basis. Within equities, the Fund was relatively underweight developed markets. Both factors led to relatively weaker performance in equities. While the fixed income component of the benchmark detracted from total return in the quarter, the fixed income components of the Fund augmented portfolio total return in the quarter, boosted primarily by the non-U.S. and U.S. high yield exposures. Shorter-term tactical exposures introduced during the quarter, on balance, detracted moderately from Fund total return during the quarter.

Year in Review

Even more so than fiscal 2012, the fiscal year ended 2013 proved particularly challenging for risk-conscious investors. Over the past twelve months, many of the broader concerns that were top-of-mind for the Innealta Investment Committee this time last year remained so in 2013, including macroeconomic growth challenges around the globe, particularly in Europe and among emerging economies, ongoing solvency strains in Europe, and still very volatile political discourse in the United States. The ongoing, unprecedented support by central banks around the world during the year supports the view that positive, enduring macroeconomic trends were few to be found. And those positive trends identified by the Committee for the most part remained weak at best.

As a result both of central bank intervention and broadly weak growth outlooks, interest rates in developed economies remained very low by historical comparison, while interest rates among developing economies remained relatively attractive (if not also relatively low by historical standards). Even so, potentially as a result of the actions of their developed-world peers (for example, quantitative easing in the U.S. is widely perceived to have increased demand for emerging-market currencies and securities), many emerging economy central banks were pressured to increase rates in light of weakening currency values and rising inflation. These features were reflected in the corporate fixed income space, with the added qualification that U.S. credits spreads remained narrow by historical standards and maintained a relatively tight range compared to the past few years. The net effect was that the yield opportunity presented by sovereign fixed income investments remained low among the perceived safer developed sectors, but greater among the emerging country set. Spreads within high yield and investment grade

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1

corporate securities provided attractive cover for those exposures to varying degrees during the year. That said,emerging market fixed income securities proved more volatile through the year.

Against the weak macroeconomic backdrop, broadly speaking, improvements in corporate fundamentals above the balance sheet fortification seen in the prior few years were similarly slack. While those trends seemingly held back equity performance among most developing-nation equity markets, developed-world equity markets turned in strikingly strong gains. This divergence is best exemplified by the large gap between the calendar year 2013 performance of the MSCI World Index, which tracks developed nations’ equity markets, and that of the MSCI Emerging Markets Index. While the former was up 22.80% on a gross total-return basis for the year, the latter actually fell 2.60%. The S&P 500 contributed greatly to that chasm, up 32.39% for the year 2013.

By comparison of the past five years, 2013 has been one of relatively tame volatility, with the exception of June. Fears of a nearer-term decrease in Fed efforts caused a substantial dislocation in many risky assets, with those sourced in emerging market currencies among the particularly hard hit.

Tactical Moves in 2013

Based on its review of the firm’s quantitative framework1, the Investment Committee maintained underweight positions, relative to longer-term strategic targets, among the Fund’s equity exposures through the quarter. Starting the year already at high levels of valuations, U.S. equity markets saw broad increases that were based almost exclusively on valuation expansion. And this expansion was at times hastened by deteriorating fundamentals and/or more rapidly rising prices. That is, the levels, trends and dynamics of fundamentals and valuations among U.S. equity sectors were broadly unattractive through the year, again, set against a macroeconomic backdrop that was broadly also unattractive from the standpoint of supporting equity exposure. Most developed equity markets presented similar characteristics during the year.

The Committee finds that sort of scenario to be particularly inhospitable for equity exposures on a going-forward basis. That prognosis, of course, did not materialize over the course of the year. The Committee continues to believe that the discipline afforded by the firm’s investment methodology will find more appropriate reward on a risk-relative basis over time.

Nearer the end of the calendar year, however, the Investment Committee found the prospective risk-relative return potential for emerging market equities more attractive than that for fixed income, and as a result overweight that individual exposure (again, relative to longer-term strategic targets) in the quarter.

Also during the quarter, The Investment Committee sought to take advantage of attractive prospective risk-relative return opportunities presented by gold, REITs, U.S. gold mining equities, expectations for short-term

[1]	Suggesting to those not so familiar with our work a visit to our Web site, www.innealtacapital.com, to learn more about our investment methodology, we’ll remind readers that our framework weights equally assessments of equity market risk and fundamentals, further informed by broader macroeconomic and narrow technical (equity market price series) reviews.

0349-NLD-1/23/2014

2

volatility and inverse Europe equity exposures to seek incremental return while retaining the investment objectives of the funds.

Looking forward...

As U.S. equity markets marched higher through the fall of 2013, many equity analysts and fund managers continued to talk about a new paradigm into which we have entered, where traditional approaches to valuation are no longer relevant. Their assertion that things appear to be different this time around is partially correct. Never before has monetary policy distorted financial markets so much as now. To that extent, we agree that this time things are different. In our view, current valuations have been driven by unsustainable Federal Reserve policy and are not supported by the underlying fundamentals. Given that Fed policy currently dominates U.S. equity market valuations, we believe a beta exposure to this market presents an immensely risky and undiversified bet. The Investment Committee is not willing to take such a gamble with our clients’ capital. Rather, the Committee remains chiefly focused on identifying underlying fundamental support for each investment it makes in the Funds, maintaining its much preferred strategy which seeks the preservation and growth of wealth.

Further, it is well known that the Fed’s monetary policy strongly affects not only U.S. capital markets, but all global capital markets. As a result of the Fed’s accommodative policies, much capital has flown from the U.S. into these markets. Additionally, other major countries and economic regions adopted similarly loose monetary policy regimes in an attempt to boost their economies and in order to prevent their exchange rates from appreciating and therefore making domestic goods uncompetitive on world markets.

We believe the decoupling of risk from potential returns due to Fed policy has entered into a dangerous phase. It is the Committee’s belief that any small change in the Fed’s monetary policy will almost surely have a strongly detrimental impact on foreign capital markets as well. The dependence on the U.S. Fed of foreign equity valuations, in particular, became clear over the summer when the Fed began openly contemplating the tapering of their monetary transactions. Merely spelling out this possibility immediately sent shockwaves through the entire global financial system.

In addition to the potential impact of changes in the Fed’s quantitative easing policy, the Investment Committee remains concerned about the underlying economic fundamentals across Europe. Many Eurozone economies continue to be mired in high unemployment and declining real consumption expenditures. These are indicators of unhealthy economies–ones that fail to generate sustainable economic growth, that are unable to produce jobs and in which incomes fail to support consumption expenditures that are crucial drivers of sustainable economic growth. Across the region, the underlying fundamentals are consistent with the Committee’s interpretation that policies have been insufficient and poorly designed.

As the “Fed policy factor” seems likely to swamp all other economic developments currently taking place, the disconnect between equity valuations and the underlying real economy appears to have worsened, particularly in the U.S. While some Asian and Latin America economies continue to look more attractive than Europe and the

0349-NLD-1/23/2014

3

U.S. on a relative basis, we feel almost all equity markets continue to be overvalued when placed in the context of the firm’s quantitative framework. Given that the Investment Committee requires any potential investment to be supported by strong fundamentals, in the current environment equity exposures in the Funds are likely to remain small and selective. It thus is likely the Funds will retain their relatively conservative stance in the near term.

The Innealta Investment Committee remains ever mindful of the trust that you have placed in us. We offer our many thanks for that trust and welcome the ability to continue serving your investment needs in 2014.

The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS, and CMBS sectors. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. Unmanaged index returns do not reflect any fees, expenses or sales charges and you cannot invest directly in an index.

The MSCI ACWI Index is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 21 emerging markets countries. With 824 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. With 1,612 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

0349-NLD-1/23/2014

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INNEALTA RISK BASED OPPORTUNITY MODERATE FUND

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Fund’s performance figures* for the period ending December 31, 2013, compared to its benchmarks:

Inception**-
December 31, 2013
Innealta Risk Based Opportunity Moderate Fund – Class A	1.56%
Innealta Risk Based Opportunity Moderate Fund – Class A with load	(4.28)%
Innealta Risk Based Opportunity Moderate Fund – Class I	1.62%
Innealta Risk Based Opportunity Moderate Fund – Class N	1.56%
Barclays Capital U.S. Aggregate Bond Index	(0.14)%
MSCI All Country World exUSA Net Index	4.77%
Blended Benchmark Index***	4.29%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.88% for Class A and Class N shares and 1.63% for Class I shares per the September 30, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	Class A, Class I and Class N commenced operations on September 30, 2013.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The MSCI All Country World exUSA Net Index is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

***	The Blended Benchmark Index represents a blend of 60% MSCI All Country World exUSA Net Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment

5

INNEALTA RISK BASED OPPORTUNITY MODERATE FUND

PORTFOLIO REVIEW(Continued) (Unaudited)

December 31, 2013

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Funds Equity Funds	49.9 24.3	% %
Other, Cash & Cash Equivalents		25.8%
		100.0%

*	Please refer to the Portfolio of Investments in this annual report for more detailed analysis of the Fund’s Holdings.
6

Innealta Risk Based Opportunity Moderate Fund

PORTFOLIO OF INVESTMENTS

December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 74.2%
	DEBT FUNDS - 49.9%
59	iShares Emerging Markets High Yield Bond ETF	$2,908
172	iShares Floating Rate Bond ETF	8,724
28	iShares MBS ETF	2,928
52	iShares TIPS Bond ETF	5,715
159	Market Vectors Emerging Markets Local Currency Bond ETF	3,744
38	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	4,042
51	Vanguard Intermediate-Term Corporate Bond ETF	4,218
72	Vanguard Short-Term Bond ETF	5,755
		38,034
	EQUITY FUNDS - 24.3%
38	Direxion Daily Developed Markets Bull 3X Shares *	2,831
132	Direxion Daily Emerging Markets Bull 3X Shares *	3,788
12	Direxion Daily Mid Cap Bull 3X Shares	959
30	Direxion Daily Real Estate Bull 3X Shares *	1,136
34	Direxion Daily S&P 500 Bull 3X *	2,169
12	Direxion Daily Small Cap Bull 3X Shares	929
111	ProShares UltraShort FTSE Euro *	1,674
299	ProShares Ultra VIX Short-Term Futures ETF *	5,018
		18,504

	TOTAL EXCHANGE TRADED FUNDS (Cost $57,246)	56,538

	TOTAL INVESTMENTS - 74.2% (Cost $57,246) (a)	$56,538
	OTHER ASSETS LESS LIABILITIES - 25.8%	19,652
	NET ASSETS - 100.0%	$76,190

*	Non-income producing investment.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $58,336 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,322
Unrealized Depreciation:	(3,120)
Net Unrealized Depreciation:	$(1,798)

See accompanying notes to financial statements.

7

Innealta Risk Based Opportunity Moderate Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investment securities:
At cost	$57,246
At value	$56,538
Due from Advisor	38,695
Receivable for investments sold	3,066
Dividends and interest receivable	107
Prepaid expenses & other assets	2,113
TOTAL ASSETS	100,519

LIABILITIES
Due to custodian	1,208
Fees payable to other affiliates	8,746
Payable for investments purchased	308
Distribution (12b-1) fees payable	11
Accrued expenses and other liabilities	14,056
TOTAL LIABILITIES	24,329
NET ASSETS	$76,190

Net Assets Consist Of:
Paid in capital	$76,753
Accumulated net realized gain from security transactions	145
Net unrealized depreciation of investments	(708)
NET ASSETS	$76,190

Net Asset Value Per Share:
Class A Shares:
Net Assets	$25,398
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,559
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.92
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$10.53

Class I Shares:
Net Assets	$25,414
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,561
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.92

Class N Shares:
Net Assets	$25,378
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,557
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.92

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

(b)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to 1.00% contingent deferred sales charge.

See accompanying notes to financial statements.

8

Innealta Risk Based Opportunity Moderate Fund

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013 (a)

INVESTMENT INCOME
Dividends	$323
TOTAL INVESTMENT INCOME	323

EXPENSES
Investment advisory fees	191
Distribution (12b-1) fees:
Class A	16
Class N	16
Transfer agent fees	13,813
Administration fees	12,719
Registration fees	11,727
Legal fees	2,052
Audit fees	9,200
Shareholder reporting expense	5,483
Trustees’ fees	1,517
Custody fees	1,250
Compliance officer fees	90
Other expenses	1,514
TOTAL EXPENSES	59,588

Less: Fees waived and expenses reimbursed by the Adviser	(59,319)

NET EXPENSES	269
NET INVESTMENT INCOME	54

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	1,825
Distributions of realized gains from underlying investment companies	40
Net change in unrealized depreciation on investments	(708)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,211

(a)	The Innealta Risk Based Opportunity Moderate Fund commenced operations on September 30, 2013.

See accompanying notes to financial statements.

9

Innealta Risk Based Opportunity Moderate Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
December 31, 2013 (a)
FROM OPERATIONS
Net investment income	$54
Net realized gain from security transactions	1,825
Distributions of realized gains from underlying investment companies	40
Net change in unrealized depreciation of investments	(708)
Net increase in net assets resulting from operations	1,211

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(571)
Class I	(571)
Class N	(571)
From net investment income:
Class A	(15)
Class I	(31)
Class N	(15)
Net decrease in net assets from distributions to shareholders	(1,774)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	25,000
Class I	25,000
Class N	24,979
Net asset value of shares issued in reinvestment of distributions
Class A	586
Class I	602
Class N	586
Net increase in net assets from shares of beneficial interest	76,753

TOTAL INCREASE IN NET ASSETS	76,190

NET ASSETS
Beginning of Period	—
End of Period*	$76,190
* Includes undistributed net investment income of:	$—

(a)	The Innealta Risk Based Opportunity Moderate Fund commenced operations on September 30, 2013.

See accompanying notes to financial statements.

10

Innealta Risk Based Opportunity Moderate Fund

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
December 31, 2013 (a)
SHARE ACTIVITY - CLASS A
Shares sold	2,500
Shares reinvested	59
Net increase in shares of beneficial interest outstanding	2,559

SHARE ACTIVITY - CLASS I
Shares sold	2,500
Shares reinvested	61
Net increase in shares of beneficial interest outstanding	2,561

SHARE ACTIVITY - CLASS N
Shares sold	2,498
Shares reinvested	59
Net increase in shares of beneficial interest outstanding	2,557

(a)	The Innealta Risk Based Opportunity Moderate Fund commenced operations on September 30, 2013.

See accompanying notes to financial statements.

11

Innealta Risk Based Opportunity Moderate Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended December 31, 2013 (1)	Class A	Class I	Class N
Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.01	0.01	0.01
Net realized and unrealized gain on investments	0.15	0.15	0.15
Total from investment operations	0.16	0.16	0.16

Less distributions from:
Net investment income	(0.01)	(0.01)	(0.01)
Net realized gains	(0.23)	(0.23)	(0.23)
Total distributions	(0.24)	(0.24)	(0.24)

Net asset value, end of period	$9.92	$9.92	$9.92

Total return (3)(8)	1.56%	1.62%	1.56%

Net assets, at end of period (000s)	$25	$25	$25

Ratio of gross expenses to average net assets (4)(5)(6)	311.68%	311.43%	311.68%
Ratio of net expenses to average net assets (5)(6)	1.49%	1.24%	1.49%
Ratio of net investment income to average net assets (5)(6)(7)	0.20%	0.45%	0.20%

Portfolio turnover rate (8)	124%	124%	124%

(1)	The Innealta Risk Based Opportunity Moderate Fund Class A, Class I and Class N shares commenced operations on September 30, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one full year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

See accompanying notes to financial statements.

12

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The Innealta Risk Based Opportunity Moderate Fund (the “Fund”), is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company. The Fund seeks long term capital appreciation and income.

The Fund currently offers Class A, Class I and Class N shares. Class I and Class N shares are offered at net asset value without an initial sales charge. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such

13

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

14

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Fund utilizes various methods to measure fair value of all of its investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of

December 31, 2013 for the Fund’s assets measured at fair value:

Innealta Risk Based Opportunity Moderate Fund
Assets	Level 1	Level 2	Level 3	Total
Debt Funds	$38,034	$—	$—	$38,034
Equity Funds	18,504	—	—	18,504
Total	$56,538	$—	$—	$56,538

There were no transfers into or out of Level 1, Level 2, and Level 3 during the period. It is the Fund’s policy to recognize transfers into or out of all levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

15

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the

16

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $136,121 and $80,700.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

AFAM Capital, Inc. (formerly known as Al Frank Asset Management, Inc.) (the Innealta Capital Division) serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets. For the period ended December 31, 2013, the Adviser earned $191 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses of investing in underlying funds, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed the following:

Class A	Class I	Class N
1.49%	1.24%	1.49%

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. If the Fund’s operating expense subsequently exceeds the respective expense limitation, the reimbursements for the Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the

17

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amount is subject to recapture by the Fund by the following date:

12/31/2016
$59,319

Distributor- The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class N shares. The Fund will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. On sales of Class A shares for the period ended December 31, 2013, the Distributor received no front-end sales charges. For the period ended December 31, 2013, the Fund paid $16 and $16 to the Distributor for Class A and Class N shares, respectively.

Pursuant to separate servicing agreements with GFS, The Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the period ended December 31, 2013, the Fund assessed $0 in redemption fees.

18

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2(a)9 of the Act. As of December 31, 2013, Al Frank Asset Management Inc. held 100% of the voting securities of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended December 31, 2013 was as follows:

Fiscal Period Ended
December 31, 2013
Ordinary Income	$1,774

As of December 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long-Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficits)
$1,196	$39	$(1,798)	$(563)

The difference between book basis and tax basis ordinary income, accumulated net realized gain, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the treatment of short term gains as ordinary income for tax purposes.

Permanent book and tax differences, primarily attributable to the reclass ordinary income distributions, resulted in reclassifications for the period ended December 31, 2013 as follows: an increase in accumulated net investment loss and decrease in accumulated net realized gain of $7.

19

Innealta Risk Based Opportunity Moderate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

At a special meeting held on February 18, 2014, the Board of Trustees of Northern Lights Fund Trust II (the “Trust”), approved a name change for the Fund, a series of the Trust. Effective March 3, 2014, the “Innealta Risk Based Opportunity Moderate Fund” will become the “Innealta Capital Risk Based Opportunity Moderate Fund.”

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Innealta Risk Based Opportunity Moderate Fund

We have audited the accompanying statement of assets and liabilities of the Innealta Risk Based Opportunity Moderate Fund (the “Fund”), a series of shares of beneficial interest in the Northern Lights Fund Trust II, including the portfolio of investments, as of December 31, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 30, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Innealta Risk Based Opportunity Moderate Fund as of December 31, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the period September 30, 2013 to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2014

21

Innealta Risk Based Opportunity Moderate Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of Innealta Risk Based Opportunity Moderate Fund, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2013 (Actual Expenses) or as of July 1, 2013(Hypothetical Example) through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account	Account	During Period	During Period
	Value	Value	9/30/13 –	9/30/13 –
Actual	9/30/13	12/31/13	12/31/13*	12/31/13**
Innealta Capital Risk Based Opportunity Moderate Fund:
Class A	$1,000.00	$1,015.60	$3.78	1.49%
Class I	1,000.00	1,016.20	3.15	1.24%
Class N	1,000.00	1,015.60	3.78	1.49%

		Ending	Expenses Paid	Expense Ratio
	Beginning	Account	During Period	During Period
	Account	Value	7/1/13 –	7/1/13 –
Hypothetical (5% return before Expenses)	Value 7/1/13	12/31/13	12/31/13*	12/31/13**
Innealta Capital Risk Based Opportunity Moderate Fund:
Class A	$1,000.00	$1,017.69	$7.58	1.49%
Class I	1,000.00	1,018.95	6.31	1.24%
Class N	1,000.00	1,017.69	7.58	1.49%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (92) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

22

Innealta Capital Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Factors Considered in THE APPROVAL of AN INVESTMENT ADVISORY Agreement

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 23, 2013 the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement between the Trust, on behalf of the Innealta Risk Based Opportunity Moderate Fund(the “Fund”) and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. Based on their evaluation of the information provided by AFAM, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to the Fund.

The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and they met with such counsel separately from fund management.

In considering the approval of the Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. During discussions with AFAM, the Board reviewed materials provided by AFAM relating to AFAM’s proposed Advisory Agreement with the Trust, including a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment process. The Board then discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered AFAM’s specific responsibilities in all aspects of the day-to-day management of the Fund. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether AFAM has

23

Innealta Risk Based Opportunity Moderate Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by AFAM of its practices for monitoring compliance with the Fund’s investment limitations, noting that AFAM’s CCO would periodically review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on financial information and other materials provided and discussed with AFAM and concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the AFAM Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM were satisfactory.

Performance. The Board considered AFAM’s past performance as well as other factors relating to AFAM’s track record. The Board reviewed the performance of AFAM’s composite track records for its proposed strategy, noting that performance was acceptable. The Board concluded that AFAM was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by AFAM, the Board reviewed and discussed a comparison of the Fund’s proposed management fee and overall expense ratio to a peer group of funds constructed by AFAM with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for the Fund, which stated that AFAM had agreed to waive or limit its management fee and/or reimburse expenses at least until April 30, 2015, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.49%, 1.49%, 1.24% and 1.74% of the each Fund’s average net assets, for Class A shares, Class N shares, Class I shares and Class R shares respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fees and expense caps for the Fund was fair and reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by AFAM. After review and discussion, including discussion regarding portfolio manager expenses, the Board concluded that based on the services provided by AFAM and the projected growth of the Fund, the fees were reasonable and that anticipated profits from AFAM’s relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed AFAM’s expectations for growth of the Fund. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board,

24

Innealta Risk Based Opportunity Moderate Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

including a majority of the Independent Trustees, determined that, with respect to the Advisory Agreement, (a) the terms of the Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the approval of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the AFAM Advisory Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

25

Innealta Risk Based Opportunity Moderate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	25	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	25	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	25	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	25	Orizon Investment Counsel (financial services company) Board Member

12/31/13-NLII-V1

26

Innealta Risk Based Opportunity Moderate Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Secretary and General Counsel of Gemini Fund Services, LLC since 2012; General Counsel, Manager, CEO and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001; Assistant Secretary to Northern Lights Fund Trust since 2011; Assistant Secretary of Gemini Fund Services, LLC (2003-2012), Manager, NorthStar Financial Services Group, LLC (since 2012); and Manager, Arbor Point Advisors, LLC (since 2012).	25	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

12/31/13-NLII-V1

27

Innealta Risk Based Opportunity Moderate Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1 (855) 873-3837.

12/31/13-NLII-V1

28

Privacy Policy

Rev. January 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

29

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

30

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-USE-ETFS or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-USE-ETFS.

INVESTMENT ADVISOR

AFAM Capital, Inc.

12117 FM 2244, Building 3, Suite 170

Austin, Texas 78738

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $ 7,200

(b)

Audit-Related Fees

2013 – None

(c)

Tax Fees

2013 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

3/13/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

3/13/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

       Date

3/13/14